Exhibit 10.2

AMENDMENT NO. 1 TO
FIRST CAPITAL BANCORP, INC.
2010 STOCK INCENTIVE PLAN

The First Capital Bancorp, Inc. Stock Incentive Plan (the “Plan”) is hereby amended as follows, effective on March 23, 2016, the date approved by the Board of Directors of Park Sterling Corporation:

1.     The Plan is hereby renamed: “Park Sterling Corporation 2010 Stock Incentive Plan.” All references to the name of the Plan in the Plan shall be deemed to be amended in the same manner.

2.     Section 2(i) is hereby amended in its entirety to read as follows:

“(i) Company. Park Sterling Corporation, a bank holding company incorporated under the laws of the State of North Carolina.”

3.     Continuing Effect of Plan.  Except as expressly modified herein, the provisions of the Plan are and shall remain in full force and effect.

IN WITNESS HEREOF, the undersigned have acknowledged and executed this amendment to the Plan as of the date set forth above.

PARK STERLING CORPORATION

By:	/s/ Donald K. Truslow
Donald K. Truslow
Chief Financial Officer